CUSIP 40280L 10 0
                              GUMP & COMPANY, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         SEE REVERSE FOR
                         CERTAIN DEFINITIONS
                                  COMMON STOCK


NUMBER                                                                    SHARES
------                                                                    ------


            THIS CERTIFIES THAT





            is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STICK, $.01 PAR VALUE, OF
                              GUMP & COMPANY, INC.

(HEREINAFTER CALLED THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THE CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, AND THE BYLAWS OF THE CORPORATION, AS AMENDED (COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE TRANSFER AGENT), TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.




DATE:


                              [GUMP & COMPANY, INC.
                                      SEAL
                               CORPORATE DELAWARE]


                                    COUNTERSIGNED:
                                                  SECURITES TRANSFER CORPORATION
                                                  P.O. BOX 701629
/S/  SIGNED                                       DALLAS, TX  75370
PRESIDENT


                                              BY:
/S/  SIGNED                                      ----------------------------
SECRETARY                                        TRANSFER AGENT
                                                 - AUTHOIZED SIGNATURE



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